EX.99.906CERT
         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Purisima Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Purisima Funds, for the period ended February 28, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Purisima Funds for the stated period.


/S/ KENNETH L. FISHER                                  /S/ RITA DAM
---------------------                                  ------------
Kenneth L. Fisher                                      Rita Dam
President, Purisima Funds                              Treasurer, Purisima Funds

Dated: May 6, 2005


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Purisima Funds for purposes of the Securities Exchange Act of 1934.